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                SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C.




                             FORM 8-K

                          CURRENT REPORT




              Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported)
                         February 1, 1996



                     ENSERCH EXPLORATION, INC.
      (Exact name of Registrant as specified in its charter)



     Texas               1-11413                   75-2556975
(State or other        (Commission             (I.R.S. Employer
jurisdiction of        File Number)           Identification No.)
 incorporation)


4849 Greenville Ave., Suite 1500, Dallas, Texas        75206-4186
(Address of principal executive offices)               (Zip Code)



Registrant's telephone number, including Area Code:  214-369-7893




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ITEM 5.  Other Events

     A. Set forth below in its entirety is a news release issued by Enserch Exploration, Inc. on February 1, 1996:

     MANAGEMENT CHANGE

     DALLAS, TEXAS (February 1, 1996)--Joseph T. Williams has resigned his positions as Vice Chairman, Chief Executive Officer and a Director of Enserch Exploration, Inc. (NYSE--"EEX")to pursue other interests. Williams joined EEX with the acquisition of DALEN Corporation.

     David W. Biegler, Chairman of EEX will reassume the position of Chairman and Chief Executive Officer.
     Gary J. Junco remains President and Chief Operating
     Officer of the Company.

     Enserch Exploration is a natural gas and oil exploration and production company with activities focused in Texas and the Gulf of Mexico.

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                            SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              Enserch Exploration, Inc.



Date: February 1, 1996        By:       /s/ Jerry W. Pinkerton
                                          Jerry W. Pinkerton
                                   Vice President and Controller,
                                       Chief Accounting Officer